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                                                                    EXHIBIT 99.1
UMSY POWERPOINT
As of May 31, 2004

SAFE HARBOR

THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS AND INFORMATION THAT IS BASED ON MANAGEMENT'S BELIEFS AND ASSUMPTIONS. ALL FORWARD LOOKING STATEMENTS AND INFORMATION ARE ESTIMATES SUBJECT TO VARIOUS RISKS, UNCERTAINTIES AND FACTORS WHICH MAY BE BEYOND THE COMPANY'S CONTROL AND MAY CAUSE RESULTS TO DIFFER FROM CURRENT EXPECTATIONS.


THE COMPANY:  U.S. MEDSYS CORP. (UMSY)
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       -  Marketing and distribution organization.
       -  Supplies medical devices to the healthcare industry.
       -  Establishes recurring revenue based on usage fees.
       -  Reverse engineered medical technology company.
       -  Create new revenue streams for the medical industry.
       -  Reduce overall insurance cost for Third Party Administrators (TPA's).
       -  Additional revenue for Primary Care physicians.
       -  State of the art technology for treatment and diagnosis.



NETWORKS:
--------

     DISTRIBUTION NETWORKS

       -  PMC, Third Party Administrator to 1.3 million primary insurers,
          3.2 million individuals.
       - U.S. MedSys Corp. has launched a nationwide podiatry network. The agreement established PMC Foot Care Network, LLC of Hackensack, New Jersey as the largest podiatric network in the United States.
       - PMC Foot Care Network currently has over 1,600 podiatrist members, with a target of 6,000 members within the next 12 months.
       - Network receives 20% billing fee on PMC's 3.2 million insured patient base.
       - Halo Business: orthodics, diabetic shoes, and medical products geared to the podiatric network.





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ON THE HORIZON

       - U.S. MedSys Corp. is in negotiations with multiple healthcare companies and insurance providers who have expressed interest in UMSY's Foot Care Network.
       -  Expected filing of additional CPT Codes.
       - In 1997 United States spent over $98 billion on diabetes. * ACCORDING TO THE AMERICAN DIABETES ASSOCIATION.
       - Health Care Initiative 2010: reduction in pressure ulcers mandates and significant reduction in the number of nursing home pressure ulcers.




CONTRACTS:
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       -  U.S. MedSys Corp. has a contract with the manufacturer for exclusive distribution of the LDS-1 Ultrasound Scanner within the "wound care market."
       - The "wound care market" includes nursing homes, assisted living care facilities, rehabilitation centers and operating wound care centers.
       - $13 billion annual treatment cost for the "wound care market" in the U.S. as of 2001. * WWW.ADVAMED.ORG
       -  Growth rate of 12% annually. * WWW.ADVAMED.ORG
       - U.S. Medsys Corp. has a distribution agreement with Practice Management Corporation (PMC) to offer the LDS-1 ultrasound scanner for sale within it's health care network
       - PMC represents national health care networks; national labor owned insurance companies and national worker compensation carriers in 40 states.



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PRODUCTS:
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       -  Longport LDS-1 Ultrasound Scanner
          ---------------------------------
       -  FDA Approved.
       -  Portable high resolution ultrasound imaging system.
       -  Billable CTP codes.



     NEW PRODUCT

          Deep Penetrating Laser
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       -  Treats muscle, bone and joint conditions by delivering laser photons deep into the tissue via a high penetration beam.
       -  Approved CPT codes.
       - These lasers have the capacity to be used as integrated tools within the "pain management market." This illustrates UMSY's continuing symbiotic strategy of diagnosis and treatment within its healthcare networks.
       - $31 billion pain management market by 2005. *WWW. BCCRESEACH.COM RB-146 PAIN MANAGEMENT


FINANCES:
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     FISCAL MILESTONES

       -  UMSY is debt free.
       -  UMSY completed a $3.75 million placement of common stock.
       -  UMSY expects to be cash flow positive by the end of Q-1 2004.

MANAGEMENT:
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     Corporate Office: 1401 Seventeenth Street - Suite 1150 Denver, CO 80202
     North East Office:  Route 17 Hackensack, NJ 07601
       -  Peter G. Futro: Chief Executive Officer, Treasurer and Director
       -  George Anagnost: Vice President, Secretary and Director
       -  Jacob M. Futro: Vice President of Administration
       -  Michael Fuoco: Vice President of Corporate Development
       -  Thomas H. King: Director of Marketing




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ANALYST:
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       -  J. M. Dutton & Associates
          Independent Investor Research
          4989 Golden Foothill Parkway, Suite 3
          El Dorado Hills, CA 95762
          Phone: 916-941-8119
          www.jmdutton.com
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INVESTOR RELATIONS:
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       -  Porter, LeVay & Rose, Inc.
          Financial Public Relations
          Seven Penn Plaza
          New York, NY 10001
          Phone: 212-564-4700
          www.plrinvest.com
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       -  Summit Financial Partners LLC
          Strategic Consulting and Financial Communications
          510 E. 96th Street, Suite 125
          Indianapolis, IN 46240
          Phone: 317-218-0204
          www.summitfinancialpartners.com
          -------------------------------

CONCLUSION:
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       -  UMSY is a marketing and distribution company.
       -  Owners of the largest podiatric network in the country.
       - By outsourcing manufacturing, installation, training and 24/7 market support, UMSY has the rare opportunity to operate with lower overhead, giving the company potential for high profit margins.


STRATEGIC OBJECTIVES

       -  Revenue Growth.
       -  Expand library of exclusive technologies.
       -  Increase penetration of current product line.
       -  Increase network penetration.
       -  Expanding network base.



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MARKETING ADVANTAGES

       - Contracts with network TPA's and additional networks allow for exclusive distribution agreements and sound purchasing choices for end-users.


OVERVIEW

       -  The business is an annuity model with recurring usage fees each month.
       - UMSY is publicly traded: 28,115,546 million shares outstanding and 2,557,727 million shares in the public float.
       -  UMSY completed a $3.75 million placement of common stock.
       - With marketing networks already established, manufacturers of medical products seek UMSY as a primary outlet.
       - UMSY's unique network marketing strategy is designed to benefit the patient, medical professional and medical company, as well as the shareholder.